Exhibit 99.1 NEWS RELEASE

FOR IMMEDIATE RELEASE	CONTACT: Bob Lougee
Tuesday, November 11, 2003	508-870-6771 or 508-435-6117

Arch Wireless Reports Third Quarter Operating Results

Westborough, MA (November 11, 2003) — Arch Wireless, Inc. (Nasdaq: AWIN; BSE: AWL), a leading wireless messaging and mobile information company, today announced consolidated net income of $6.2 million, or $0.31 per share, for the third quarter ended September 30, 2003, compared to consolidated net income of $8.8 million, or $0.44 per share, for the third quarter of 2002. Consolidated revenues for the third quarter of 2003 were $143.6 million while net cash provided by operating activities totaled $50.5 million.

“Arch’s operating results for the third quarter continued to meet our expectations,” said C. Edward Baker, Jr., chairman and chief executive officer. “We are pleased with the company’s overall progress, including the continued reduction of operating expenses and consistent level of operating margins.”

J. Roy Pottle, executive vice president and chief financial officer, said, “Arch continued to reduce debt during the third quarter. In September, our wholly owned subsidiary, Arch Wireless Holdings, Inc. (AWHI), fully redeemed its 10% Senior Subordinated Secured Notes due 2007, almost four and half years ahead of their stated maturity and only 15 months after issuance.”

Pottle also noted that AWHI continued to reduce debt in October 2003 with the repurchase of $22.4 million compounded value of 12% Subordinated Secured Compounding Notes due 2009 and, as previously announced, AWHI intends to redeem an additional $11.8 million compounded value of 12% Notes on November 20, 2003. Finally, Pottle noted that, in accordance with the indenture governing the 12% Notes, AWHI will make an excess cash flow payment of $2.7 million on November 14, 2003 relating to the 12% Notes. Pottle said, “Upon completion of the redemptions and payments noted above, we expect that AWHI will have $75.0 million in compounded value of 12% Notes outstanding and estimated net debt of approximately $50 million ($75 million in long-term debt less $25 million in estimated cash and cash equivalents) as of November 20, 2003, compared to net debt of $95.8 million ($141.9 million in long-term debt less $46.1 million in cash and cash equivalents) at June 30, 2003.”

Arch’s financial results include separate results and cash flows prior to its emergence from bankruptcy on May 29, 2002 (the Predecessor Company), as well as operating results and cash flows after its emergence from bankruptcy (the Reorganized Company), reflecting the application of “fresh-start” accounting that resulted from Arch’s chapter 11 reorganization. Consequently, and due to other reorganization-related events and adjustments, the financial statements of the Predecessor Company and Reorganized Company for the nine-month period ended September 30, 2002 are not comparable to the financial statements of the Reorganized Company for the nine-month period ended September 30, 2003.

Arch reported a net decline of 305,000 messaging units in service during the third quarter of 2003, comprised of 294,000 one-way messaging units and 11,000 two-way messaging units. Messaging units in service totaled 4,468,000 at September 30, 2003 with 3,600,000 direct units in service and 868,000 indirect units in service. Direct units in service declined by 186,000 during the quarter while indirect units in service declined by 119,000. Average revenue per direct unit in service during the third quarter was $11.55 compared to $3.62 per indirect unit in service.

2004 Annual Meeting of Stockholders

Arch also announced that its board of directors has set Thursday, April 29, 2004 as the date for Arch’s 2004 Annual Meeting of Stockholders. The time of day and place of the 2004 Annual Meeting will be announced in the formal notice of the meeting that will be delivered to all stockholders.

This annual meeting date will result in a new deadline for the submission of proposals by stockholders that are intended for inclusion in Arch’s proxy statement and proxy and to be presented at the 2004 Annual Meeting pursuant to SEC Rule 14a-8. In order to be considered for inclusion in Arch’s proxy materials relating to the 2004 Annual Meeting of Stockholders, proposals by stockholders must be submitted to Arch’s corporate secretary at its principal executive offices, 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581, no later than December 22, 2003. This new deadline replaces the January 10, 2004 deadline previously disclosed in the proxy statement that Arch circulated to stockholders in connection with its 2003 Annual Meeting of Stockholders.

This annual meeting date will also result in new deadlines under Arch’s by-law requirement that the company be given advance notice of stockholder nominations for election to the board of directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in Arch’s proxy statement in accordance with SEC Rule 14a-8. Because the date of Arch’s 2004 Annual Meeting of Stockholders has been set for April 29, 2004, in order to comply with the time periods set forth in Arch’s by-laws, appropriate notice for the 2004 Annual Meeting must be received by Arch’s corporate secretary at its principal executive offices no earlier than January 30, 2004 and no later than February 29, 2004.

Use of Non-GAAP Measure

Net debt, a non-GAAP financial measure, is presented as supplemental information in this press release. Arch’s management believes that net debt provides useful information regarding the level of Arch’s indebtedness because net debt is considered a liquidity measure that reflects the amount of indebtedness assuming cash and cash equivalents were used to repay long-term debt. The most directly comparable GAAP financial measure, long-term debt, and the information reconciling the GAAP and non-GAAP measures are included in this press release. This information should be considered in addition to, not as a substitute for, or superior to, measures of Arch’s financial position prepared in accordance with GAAP.

About Arch

Arch Wireless, Inc., headquartered in Westborough, Mass., is a leading wireless messaging and mobile information company with operations throughout the United States. It offers a full range of wireless messaging and wireless e-mail services, including mobile data solutions for the enterprise, to business and retail customers nationwide. Arch provides services to customers in all 50 states, the District of Columbia, Puerto Rico, Canada, Mexico and in the Caribbean principally through a nationwide direct sales force, as well as through indirect resellers, retailers and other strategic partners. Additional information on Arch is available on the Internet at http://www.arch.com.

Statement under the Private Securities Litigation Reform Act: Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Arch’s expectations for full-year 2003 operating performance, future reductions in operating expenses and maintenance of operating margins, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Arch’s actual results to be materially different from the company’s expectations expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for Arch’s paging products and services, Arch’s ability to continue to reduce operating expenses and maintain operating margins, Arch’s ability to complete announced redemptions and payments on its long-term debt, Arch’s future capital needs, competitive pricing pressures, competition from both traditional paging services and other wireless communications services, government regulation, reliance upon third party providers for certain equipment and services, as well as other risks described from time to time in Arch’s periodic reports and registration statements filed with the Securities and Exchange Commission. Although Arch believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Arch disclaims any intent or obligation to update any forward-looking statements.

Tables to Follow

ARCH WIRELESS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(unaudited and in thousands)

	September 30, 2003	December 31, 2002
ASSETS
Current assets:
Cash and cash equivalents	$58,890	$37,187
Accounts receivable, net	29,275	45,308
Deposits	5,611	4,880
Prepaid rent	493	9,857
Prepaid expenses and other	11,908	17,999

Total current assets	106,177	115,231

Property and equipment	390,381	391,060
Less accumulated depreciation and amortization	(157,780)	(87,278)

Property and equipment, net	232,601	303,782

Assets held for sale	1,456	3,311
Intangible and other assets, net	1,226	15,600

	$341,460	$437,924

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt	$14,493	$55,000
Accounts payable	5,929	8,412
Accrued compensation and benefits	17,118	20,948
Accrued network costs	7,218	10,052
Accrued property and sales taxes	14,011	12,672
Accrued interest	5,034	1,446
Accrued other	9,300	12,324
Customer deposits and deferred revenue	28,580	35,704

Total current liabilities	101,683	156,558

Long-term debt, less current maturities	97,373	162,185

Other long-term liabilities	4,074	788

Stockholders' equity:
Common stock	2	20
Additional paid-in capital	122,573	121,456
Deferred stock compensation	(2,993)	(4,330)
Retained earnings	18,748	1,247

Total stockholders' equity	138,330	118,393

	$341,460	$437,924

ARCH WIRELESS, INC. CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (unaudited and in thousands, except share and per share amounts)

	Reorganized Company		Predecessor Company	Pro Forma
	Nine Months Ended September 30, 2003	Four Months Ended September 30, 2002	Five Months Ended May 31, 2002	Nine Months Ended September 30, 2002
Revenues	$462,452	$271,124	$365,360	$636,484
Operating expenses:
Cost of products sold	4,351	4,993	10,426	15,419
Service, rental and maintenance	145,382	80,166	105,990	186,156
Selling	35,703	23,340	35,313	58,653
General and administrative	132,505	86,673	116,668	203,341
Depreciation and amortization	91,859	52,612	82,720	135,332
Stock based and other compensation	9,232	2,904	—	2,904

Total operating expenses	419,032	250,688	351,117	601,805

Operating income	43,420	20,436	14,243	34,679
Interest expense, net	(13,984)	(11,084)	(2,178)	(13,262)
Gain on extinguishment of debt	—	—	1,621,355	1,621,355
Other income (expense)	315	(179)	110	(69)

Income before reorganization items, net
and fresh start accounting adjustments	29,751	9,173	1,633,530	1,642,703
Reorganization items, net	—	—	(22,503)	(22,503)
Fresh start accounting adjustments	—	—	47,895	47,895

Income before provision for income taxes	29,751	9,173	1,658,922	1,668,095
Provision for income taxes	(12,250)	—	—	—

Net income	$17,501	$9,173	$1,658,922	$1,668,095

Basic net income per common share	$0.88	$0.46

Diluted net income per common share	$0.87	$0.46

Basic weighted average common shares outstanding	20,000,000	20,000,000

Diluted weighted average common shares outstanding	20,028,504	20,000,000

ARCH WIRELESS, INC. CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (unaudited and in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Revenues:
One-way messaging	$116,946	$170,580	$380,579	$539,431
Two-way messaging	26,677	31,577	81,873	97,053

Total revenues	143,623	202,157	462,452	636,484
Operating expenses:
Cost of products sold	1,319	3,791	4,351	15,419
Service, rental, and maintenance	46,736	58,792	145,382	186,156
Selling	11,488	17,386	35,703	58,653
General and administrative	39,526	63,202	132,505	203,341
Depreciation and amortization	27,998	40,045	91,859	135,332
Stock based and other compensation	2,761	2,016	9,232	2,904

Total operating expenses	129,828	185,232	419,032	601,805

Operating income	13,795	16,925	43,420	34,679
Interest expense, net	(3,511)	(8,068)	(13,984)	(13,262)
Gain on extinguishment of debt	—	—	—	1,621,355
Other income (expense)	232	(31)	315	(69)

Income before reorganization items,
net and fresh start accounting adjustments	10,516	8,826	29,751	1,642,703
Reorganization items, net	—	—	—	(22,503)
Fresh start accounting adjustments	—	—	—	47,895

Income before provision for income taxes	10,516	8,826	29,751	1,668,095
Provision for income taxes	(4,330)	—	(12,250)	—

Net income to common stockholders	$6,186	$8,826	$17,501	$1,668,095

Basic net income per common share	$0.31	$0.44	$0.88

Diluted net income per common share	$0.31	$0.44	$0.87

Basic weighted average common shares outstanding	20,000,000	20,000,000	20,000,000

Diluted weighted average common shares outstanding	20,080,572	20,000,000	20,028,504

+ ARCH WIRELESS, INC. CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS (unaudited and in thousands)

	Reorganized Company		Predecessor Company	Pro Forma
	Nine Months Ended September 30, 2003	Four Months Ended September 30, 2002	Five Months Ended May 31, 2002	Nine Months Ended September 30, 2002
Cash flows from operating activities:
Net income	$17,501	$9,173	$1,658,922	$1,668,095
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	91,859	52,612	82,720	135,332
Gain on extinguishment of debt	—	—	(1,621,355)	(1,621,355)
Fresh start adjustments	—	—	(47,895)	(47,895)
Gain on tower site sale	—	—	(1,287)	(1,287)
Accretion of long-term debt	4,681	4,067	—	4,067
Amortization of stock and other compensation	2,436	597	—	597
Deferred income tax provision	12,250	—	—	—
Losses on disposals of property and equipment	6	—	—	—
Other income	(179)	—	—	—
Provisions for doubtful accounts and service
adjustments	20,065	21,560	34,355	55,915
Changes in assets and liabilities:
Accounts receivable	(4,032)	(17,696)	(2,827)	(20,523)
Inventories	—		796	796
Prepaid expenses and other	14,724	20,238	(18,021)	2,217
Accounts payable and accrued expenses	(7,968)	495	(11,843)	(11,348)
Customer deposits and deferred revenue	(7,124)	(3,097)	4,325	1,228
Other long-term liabilities	2,600	151	(727)	(576)

Net cash provided by operating activities	146,819	88,100	77,163	165,263

Cash flows from investing activities:
Additions to property and equipment	(18,395)	(34,511)	(44,474)	(78,985)
Proceeds from disposals of property and equipment	3,106	—	—	—
Receipts from note receivable	173	—	—	—

Net cash used for investing activities	(15,116)	(34,511)	(44,474)	(78,985)

Cash flows from financing activities:
Repayment of long-term debt	(110,000)	(40,259)	(65,394)	(105,653)

Net cash used for financing activities	(110,000)	(40,259)	(65,394)	(105,653)

Effect of exchange rate changes on cash	—	13	32	45

Net increase (decrease) in cash and cash equivalents	21,703	13,343	(32,673)	(19,330)
Cash and cash equivalents, beginning of period	37,187	39,527	72,200	72,200

Cash and cash equivalents, end of period	$58,890	$52,870	$39,527	$52,870

Supplemental disclosures:
Interest paid	$6,177	$1,055	$2,257	$3,312
Asset retirement obligation	$1,244	$—	$—	$—
Repayment of debt with restricted cash	$—	$—	$36,899	$36,899
Issuance of new debt and common stock in exchange
for predecessor liabilities	$—	$—	$416,101	$416,101
Reorganization expenses paid	$—	$—	$22,503	$22,503

ARCH WIRELESS, INC. UNIT IN SERVICE ACTIVITY

	Three Months Ended
	December 2002	March 2003	June 2003	September 2003
Direct One-Way:
Beginning units in service	4,439,000	3,969,000	3,705,000	3,476,000
Internal unit in service growth (decline)	(470,000)	(264,000)	(229,000)	(176,000)

Ending units in service	3,969,000	3,705,000	3,476,000	3,300,000

Revenues (000s)	$137,627	$124,456	$116,360	$107,455
Average revenue per unit	$10.22	$10.27	$10.28	$10.14
Two-Way:
Beginning units in service	367,000	343,000	326,000	310,000
Internal unit in service growth (decline)	(24,000)	(17,000)	(16,000)	(10,000)

Ending units in service	343,000	326,000	310,000	300,000

Revenues (000s)	$29,809	$27,310	$26,696	$25,940
Average revenue per unit	$26.70	$26.43	$27.18	$27.18
Indirect One-Way:
Beginning units in service	1,604,000	1,319,000	1,123,000	978,000
Internal unit in service growth (decline)	(285,000)	(196,000)	(145,000)	(118,000)

Ending units in service	1,319,000	1,123,000	978,000	860,000

Revenues (000s)	$14,407	$12,417	$10,401	$9,491
Average revenue per unit	$3.20	$3.37	$3.31	$3.44
Two-Way:
Beginning units in service	9,000	9,000	9,000	9,000
Internal unit in service growth (decline)	—	—	—	(1,000)

Ending units in service	9,000	9,000	9,000	8,000

Revenues (000s)	$401	$570	$619	$737
Average revenue per unit	$22.10	$21.69	$22.66	$21.96